SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): October 27, 2003
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code (212) 640-2000

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         (Former name or former address, if changed since last report)



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ITEM 9.   REGULATION FD DISCLOSURE; AND ITEM 12. RESULTS OF OPERATIONS AND
             FINANCIAL CONDITION.

     The following information is furnished under Item 9 - Regulation FD Disclosure and Item 12 - Results of Operations and Financial Condition:

     On October 27, 2003, American Express Company issued a press release announcing its financial results for the third quarter of 2003. A copy of such press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference. In addition, in conjunction with the announcement of its financial results, American Express Company distributed additional financial information relating to its 2003 third quarter financial results and a 2003 Third Quarter Earnings Supplement. Such additional financial information and the 2003 Third Quarter Earnings Supplement are attached to this report as Exhibits 99.2 and 99.3, respectively, and each are hereby incorporated by reference.


EXHIBIT
99.1 Press Release, dated October 27, 2003, of American Express Company announcing its financial results for the third quarter of 2003.

99.2 Additional financial information relating to the financial results of American Express Company for the third quarter of 2003.

99.3   2003 Third Quarter Earnings Supplement of American Express Company.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)






                                        By:    /s/ Stephen P. Norman
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   October 27, 2003
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                                 EXHIBIT INDEX

Exhibit No.                          Description
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99.1   Press Release, dated October 27, 2003, of American Express Company announcing its financial results for the third quarter of 2003.

99.2 Additional financial information relating to the financial results of American Express Company for the third quarter of 2003.

99.3   2003 Third Quarter Earnings Supplement of American Express Company.